ALLIANCE
--------------------------------------------------------------------------------
                                     QUASAR
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                                      FUND
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                                                              Annual Report
                                                              September 30, 1999

                                                      Alliance Capital [LOGO](R)

LETTER TO SHAREHOLDERS                                      Alliance Quasar Fund
================================================================================

November 10, 1999

Dear Shareholder:

This report contains investment results and market commentary for Alliance Quasar Fund (the "Fund") for the annual reporting period ended September 30, 1999.

INVESTMENT RESULTS

During the six- and 12-month periods under review, the Fund's Class A shares returned 2.58% and 11.89%, respectively, while the Fund's benchmark index, as represented by the Russell 2000 Index, returned 8.25% and 19.07%, respectively. The Fund's underperformance versus its benchmark was largely due to the Fund's relative underweight position in technology and its relatively large exposure to certain other industries such as health care, retail and transportation. We believe that these areas offer much better investments on a risk/reward basis with much less volatility. Other than technology stocks, most other areas of the U.S. market have received little investor interest. As a result, we believe strongly that these areas are where the greatest opportunities lie.

--------------------------------------------------------------------------------

INVESTMENT RESULTS*

Periods ended September 30, 1999

                                                              Total Return
                                                       6 months        12 months
                                                       --------        ---------

Alliance Quasar Fund

   Class A                                                2.58%           11.89%
   Class B                                                2.16%           11.01%
   Class C                                                2.16%           11.05%

Russell 2000 Index                                        8.25%           19.07%

* The Fund's investment results represent total returns and are based on the net asset value of each class of shares as of September 30, 1999. Total returns for Advisor Class shares will differ due to different expenses associated with that class. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Past performance is no guarantee of future results.

      The Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. An investor cannot invest directly in an index.

      Additional investment appear on page 3.

--------------------------------------------------------------------------------

MARKET REVIEW

Overall, small-cap stocks continue to underperform large-cap stocks. In fact, if this trend continues, 1999 will mark the sixth consecutive year of underperformance for small-cap stocks as measured by the Russell 2000 Index relative to the Standard & Poor's 500 Stock Index ("S&P 500"). We strongly believe this six-year cycle is a liquidity-driven event. Since 1979, when the Russell 2000 Index was introduced to measure small-cap stocks, there have been four distinct cycles in which either small- or large-cap stocks performed well. For 1999, not only have we just completed six consecutive years, but also the disparity in valuations between small- and large-cap stocks has never been more extreme within this 20-year period. In fact, since the beginning of 1994, when the current period of underperformance for small-cap stocks began, the S&P 500 has outperformed the Russell 2000 Index by practically a two-to-one margin, or approximately 26% versus 13% on an annualized basis for the six-year period. In our view, this is simply not sustainable.

We do strongly believe that there are major opportunities to invest in the U.S. in literally thousands of small-cap stocks that offer much better risk/reward tradeoffs than many investors realize. The difficulty, of course, is in determining exactly when investor psychology will change. When it does, however, we believe that the Fund is positioned to do well when the market broadens out and small-cap stocks start to participate.

For example, the Fund holds several positions in the retail and apparel sectors. The companies in these sectors typically have strong franchises, dominant market share positions, earnings-per-share growth between 20% and 30% and price-to-earnings ratios between 10 and 20 times earnings. The Fund's holdings in these sectors include Zale Corp., a leading jewelry retailer, Men's Wearhouse Inc., a leading men's retailer of formal wear, and BJ's Wholesale Club Inc., a leading membership-based warehouse club chain.

Within the leisure category, we are looking for professionally managed consolidators of fragmented industries who are able to leverage their strengths in building dominant, national franchises. These include Bally Total Fitness Holding Corp., which, with over four million members, is the largest health club provider in the U.S.,

                                                            Alliance Quasar Fund
================================================================================

and Premier Parks Inc., the largest amusement park operator after the Walt Disney Company. In the consumer manufacturing category, the Fund maintains a holding in Monaco Coach Corp., a leading manufacturer of recreational vehicles in the U.S.

Health care continues to be an area of focus for the Fund. The congressional balancing of the federal budget and various managed-care concerns have put a lot of pressure on the health care service sector, which in turn has depressed stock prices in this sector. Nevertheless, we have used this as an opportunity to add to the Fund's holdings. These include Health Management Associates Inc., a leading operator of acute care hospitals in rural markets, and Lifepoint Hospitals Inc., a recently spun-out company from Columbia/HCA Healthcare Corp. In addition, the Fund holds a position in Medical Manager Corp., an intranet health care company focusing on managing drug prescriptions via a closed-loop architecture.

In the turnaround category, we believe that the sports retailing industry has seen its worst days and that Venator Group Inc., the parent company of both Foot Locker and Champs, should benefit. As the industry becomes more rational, the aggressive expansion in square footage seen over the last five years has essentially come to a halt. In addition, Nike Inc. is seeing its business turning. These factors, as well as the Olympics being only a year away, should help Foot Locker and Champs see a turn in their business and we consequently believe that Venator should do very well.

Within the real estate sector, we believe that the stocks of real estate investment trusts ("REITs") have come under a lot of pressure as investors focus more on momentum growth and less on yield. There are several well-run companies yielding over 10% with internal growth of 10% to 20%. Therefore, we have about 6% of the Fund's portfolio invested in REITs and currently hold positions in Chelsea GCA Realty Inc., Taubman Centers Inc., and MeriStar Hospitality Corp.

In addition, we also like the rental car industry and have positions in Budget Group Inc. and Dollar Thrifty Automotive Group Inc. This industry has gone through a major change in ownership from the auto manufacturers to financial entrepreneurs. We are now seeing real pricing power, better yield management, greater inventory efficiencies, and as a result, a higher level of profitability. We believe these companies have strong fundamentals that are not yet recognized in the marketplace.

We remain adverse to establishing an overweight position in the technology sector and, more specifically, in internet stocks. We still believe that a broad majority of these stocks have yet to demonstrate the ability to produce significant earnings and, in some cases, we believe that they probably never will. In our opinion, these stocks remain overpriced, and we therefore maintain a low weighting in these sectors.

Thank you for your continued interest in the Alliance Quasar Fund. We look forward to reporting to you on future market activity and investment results.

Sincerely,


/s/ Alden M. Stewart

Alden M. Stewart
Chairman and President


/s/ Randall E. Haase

Randall E. Haase
Senior Vice President

INVESTMENT OBJECTIVE AND POLICIES                           Alliance Quasar Fund
================================================================================

The Quasar Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests in a diversified portfolio of equity securities that offer the possibility of above-average earnings growth. The Fund emphasizes investment in small-capitalization companies. The Fund may also pursue investment opportunities outside of the United States.

INVESTMENT RESULTS
================================================================================

NAV and SEC Average Annual Total Returns as of September 30, 1999

                                 --------------
                                 CLASS A SHARES
                                 --------------

                                                    Without             With
                                                 Sales Charge       Sales Charge
                                                 ===============================

One Year                                            11.89%              7.13%
Five Years                                          15.30%             14.30%
Ten Years                                            8.32%              7.85%

                                 --------------
                                 CLASS B SHARES
                                 --------------

                                                    Without             With
                                                 Sales Charge       Sales Charge
                                                 ===============================

One Year                                            11.01%              7.01%
Five Years                                          14.43%             14.43%
Since Inception* (a)                                11.89%             11.89%

                                 --------------
                                 CLASS C SHARES
                                 --------------

                                                    Without             With
                                                 Sales Charge       Sales Charge
                                                 ===============================

One Year                                            11.05%             10.05%
Five Years                                          14.44%             14.44%
Since Inception*                                    13.03%             13.03%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Shares of the Fund are not deposits or obligations of, guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.
--------------------------------------------------------------------------------

*     Inception: 9/17/90, Class B; 5/3/93, Class C.

(a) Assumes conversion of Class B shares into Class A shares after eight years.

                                                            Alliance Quasar Fund
================================================================================

ALLIANCE QUASAR FUND
GROWTH OF A $10,000 INVESTMENT
9/30/89 TO 9/30/99


            [The following table was represented as a mountain chart
                           in the printed material.]

                                                                     Alliance
                                                    Russell          Quasar Fund
                                                    2000 Index:      Class A:
                                                    -----------      -----------
9/30/89
9/30/90
9/30/91
9/30/92
9/30/93
9/30/94
9/30/95
9/30/96
9/30/97
9/30/98
9/30/99                                               $28,226          $21,298

      This chart illustrates the total value of an assumed $10,000 investment in Alliance Quasar Fund Class A shares (from 9/30/89 to 9/30/99) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

      The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market.

      When comparing Alliance Quasar Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.

TEN LARGEST HOLDINGS
September 30, 1999                                          Alliance Quasar Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                     VALUE          PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Legg Mason, Inc.                          $ 79,372,006              5.5%
--------------------------------------------------------------------------------
Chelsea GCA Realty, Inc.                    54,679,625              3.8
--------------------------------------------------------------------------------
Premier Parks, Inc.                         53,667,400              3.7
--------------------------------------------------------------------------------
Mohawk Industries, Inc.                     40,526,956              2.8
--------------------------------------------------------------------------------
Venator Group, Inc.                         40,181,244              2.8
--------------------------------------------------------------------------------
Monaco Coach Corp.                          38,042,355              2.7
--------------------------------------------------------------------------------
Carey International, Inc.                   36,180,000              2.5
--------------------------------------------------------------------------------
Sunterra Corp.                              34,293,812              2.4
--------------------------------------------------------------------------------
Zale Corp.                                  32,274,450              2.2
--------------------------------------------------------------------------------
BJ's Wholesale Club, Inc.                   31,170,700              2.2
--------------------------------------------------------------------------------
                                          $440,388,548             30.6%
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Six Months Ended September 30, 1999
================================================================================

--------------------------------------------------------------------------------
                                                         SHARES*
--------------------------------------------------------------------------------
PURCHASES                                       BOUGHT          HOLDINGS 9/30/99
--------------------------------------------------------------------------------
Applied Power, Inc. Cl.A                         583,700            583,700
--------------------------------------------------------------------------------
Health Management Associates, Inc. Cl.A        3,955,700          3,955,700
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                       124,300            124,300
--------------------------------------------------------------------------------
K-Swiss, Inc.                                    651,500            651,500
--------------------------------------------------------------------------------
Lifepoint Hospitals, Inc.                      2,628,800          2,628,800
--------------------------------------------------------------------------------
Murphy Oil Corp.                                 212,300            212,300
--------------------------------------------------------------------------------
Nielsen Media Research, Inc.                     789,700            789,700
--------------------------------------------------------------------------------
Shopko Stores, Inc.                              738,000            738,000
--------------------------------------------------------------------------------
Summit Technology, Inc.                          845,600            845,600
--------------------------------------------------------------------------------
Visual Networks, Inc.                            338,900            338,900
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SALES                                            SOLD           HOLDINGS 9/30/99
--------------------------------------------------------------------------------
Alaska Air Group, Inc.                           523,000            731,700
--------------------------------------------------------------------------------
Bally Total Fitness Holding Corp.                386,700            409,000
--------------------------------------------------------------------------------
Bethlehem Steel Corp.                          4,034,700                -0-
--------------------------------------------------------------------------------
CheckFree Corp.                                  883,300                -0-
--------------------------------------------------------------------------------
Geltex Pharmaceuticals, Inc.                   1,326,600                -0-
--------------------------------------------------------------------------------
Medical Manager Corp.                            136,100            257,700
--------------------------------------------------------------------------------
Pinnicle Holdings, Inc.                        1,109,100                -0-
--------------------------------------------------------------------------------
St. Jude Medical, Inc.                           366,400                -0-
--------------------------------------------------------------------------------
Tiffany & Co.                                    843,800                -0-
--------------------------------------------------------------------------------
Tommy Hilfiger Corp.                             225,600                -0-
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*     Adjusted for Stock Splits.

PORTFOLIO OF INVESTMENTS
September 30, 1999                                          Alliance Quasar Fund
================================================================================

Company                                                Shares              Value
--------------------------------------------------------------------------------

COMMON STOCKS-97.1%
CONSUMER SERVICES-35.0%
AIRLINES-3.2%
Alaska Air Group, Inc. (a) ..................         731,700     $   29,771,044
America West Holdings Corp. .................
   Cl.B (a) .................................         778,900         13,484,706
Atlas Air, Inc. (a) .........................         100,200          2,191,875
                                                                  --------------
                                                                      45,447,625
                                                                  --------------

APPAREL-3.7%
Men's Wearhouse, Inc. (a) ...................         981,050         21,092,575
Zale Corp. (a) ..............................         842,400         32,274,450
                                                                  --------------
                                                                      53,367,025
                                                                  --------------

BROADCASTING &
   CABLE-1.3%
SFX Entertainment, Inc. .....................
   Cl.A (a) .................................         618,150         18,853,575
                                                                  --------------

ENTERTAINMENT &
   LEISURE-10.7%
Ackerley Group, Inc. ........................         539,600          6,643,825
Bally Total Fitness Holding
   Corp. (a) ................................         409,000         12,500,063
Cinar Corp. Cl.B (a) ........................         645,200         19,517,300
Imax Corp. (a) ..............................         472,300          9,446,000
Premier Parks, Inc. (a) .....................       1,850,600         53,667,400
Sunterra Corp. (a) ..........................       2,887,900         34,293,812
Trans World Entertainment
   Corp. (a) ................................       1,421,000         18,028,937
                                                                  --------------
                                                                     154,097,337
                                                                  --------------

RETAIL - GENERAL
   MERCHANDISE-12.0%
BJ's Wholesale Club, Inc. (a) ...............       1,054,400         31,170,700
Circuit City Stores, Inc. -
   CarMax Group (a) .........................       2,887,400          9,744,975
Furniture Brands International,
   Inc. (a) .................................         623,700         12,279,094
Industrie Natuzzi SpA
   (ADR) (Italy) ............................       1,089,400         21,379,475
Movado Group, Inc. (a) ......................         783,500         18,020,500
Sharper Image Corp. (a) .....................         269,700          2,966,700
Shopko Stores, Inc. (a) .....................         738,000         21,402,000
Stage Stores, Inc. (a) ......................       2,444,700         15,126,581
Venator Group, Inc. (a) .....................       4,692,700         40,181,244
                                                                  --------------
                                                                     172,271,269
                                                                  --------------

MISCELLANEOUS-4.1%
Century Business Services,
   Inc. (a) .................................       1,255,422         14,594,281
Insight Enterprises, Inc. (a) ...............         447,400         14,540,500
Nielsen Media Research, Inc. ................         789,700         29,366,969
                                                                  --------------
                                                                      58,501,750
                                                                  --------------
                                                                     502,538,581
                                                                  --------------

TECHNOLOGY-15.6%
COMMUNICATION
   EQUIPMENT-1.1%
TeleSpectrum Worldwide,
   Inc. (a) .................................       2,715,000         16,120,312
                                                                  --------------

COMPUTER
   HARDWARE-2.2%
Apex, Inc. (a) ..............................       1,663,400         31,084,787
                                                                  --------------

COMPUTER
   PERIPHERALS-1.2%
InterWorld Corp. (a) ........................         493,700         17,834,912
                                                                  --------------

COMPUTER SERVICES-2.1%
DBT Online, Inc. (a) ........................       1,131,400         28,214,287
IMRglobal Corp. (a) .........................         210,800          1,739,100
                                                                  --------------
                                                                      29,953,387
                                                                  --------------

COMPUTER
   SOFTWARE-3.5%
BackWeb Technologies,
   Ltd. (a) .................................         348,000          5,916,000
Business Objects S.A. (a) ...................          65,600          3,870,400
Digex, Inc. (a) .............................         299,500          7,094,406
Sapient Corp. (a) ...........................         196,400         18,510,700
Visual Networks, Inc. (a) ...................         338,900         14,382,069
                                                                  --------------
                                                                      49,773,575
                                                                  --------------

ELECTRONIC
   COMPONENTS-0.4%
DII Group, Inc. (a) .........................         140,900          4,957,919
                                                                  --------------

NETWORKING
   SOFTWARE-0.5%
MMC Networks, Inc. (a) ......................         241,000          7,516,188
                                                                  --------------

SEMI-CONDUCTOR
   CAPITAL
   EQUIPMENT-0.9%
MKS Instruments, Inc. (a) ...................         585,000         13,016,250
                                                                  --------------

                                                            Alliance Quasar Fund
================================================================================

Company                                                Shares              Value
--------------------------------------------------------------------------------

SEMI-CONDUCTOR
   COMPONENTS-2.4%
Fairchild Semiconductor
   Corp. Cl.A (a) ...........................         490,000     $   11,515,000
MIPS Technologies, Inc. (a) .................         291,500          9,273,344
SDL, Inc. (a) ...............................         102,200          7,799,137
Triquint Semiconductor,
   Inc. (a) .................................         114,600          6,553,688
                                                                  --------------
                                                                      35,141,169
                                                                  --------------

TELECOMMUNICATIONS-0.3%
GST Telecommunications,
   Inc. (a) .................................         606,800          4,266,563
                                                                  --------------

MISCELLANEOUS-1.0%
Excalibur Technologies
   Corp. (a) ................................         725,600          5,986,200
Harman International
   Industries, Inc. .........................         189,000          7,949,813
                                                                  --------------
                                                                      13,936,013
                                                                  --------------
                                                                     223,601,075
                                                                  --------------

FINANCE-12.2%
BROKERAGE & MONEY
   MANAGEMENT-5.5%
Legg Mason, Inc. ............................       2,071,700         79,372,006
                                                                  --------------

REAL ESTATE-4.7%
Chelsea GCA Realty, Inc. ....................       1,729,000         54,679,625
MeriStar Hospitality Corp. ..................         859,800         13,111,950
                                                                  --------------
                                                                      67,791,575
                                                                  --------------

MISCELLANEOUS-2.0%
Taubman Centers, Inc. .......................       2,439,300         28,051,950
                                                                  --------------
                                                                     175,215,531
                                                                  --------------

HEALTH CARE-8.9%
BIOTECHNOLOGY-1.4%
Human Genome Sciences,
   Inc. (a) .................................         127,400          9,395,750
IDEC Pharmaceuticals
   Corp. (a) ................................         124,300         11,688,084
                                                                  --------------
                                                                      21,083,834
                                                                  --------------

DRUGS-0.2%
Cephalon, Inc. (a) ..........................         148,200          2,662,969
                                                                  --------------

MEDICAL PRODUCTS-1.5%
Novoste Corp. (a) ...........................         331,600          5,916,988
Summit Technology, Inc. (a) .................         845,600         15,485,050
                                                                  --------------
                                                                      21,402,038
                                                                  --------------

MEDICAL SERVICES-5.6%
Health Management
   Associates, Inc. Cl.A (a) ................       3,955,700         29,173,287
Lifepoint Hospitals, Inc. (a) ...............       2,628,800         22,837,700
Medical Manager Corp. (a) ...................         257,700         12,820,575
Orthodontic Centers of
   America, Inc. (a) ........................         913,100         15,979,250
                                                                  --------------
                                                                      80,810,812
                                                                  --------------

MISCELLANEOUS-0.2%
Women First Healthcare,
   Inc. (a) .................................         380,600          2,687,988
                                                                  --------------
                                                                     128,647,641
                                                                  --------------

CONSUMER
   MANUFACTURING-7.7%
AUTO & RELATED-6.3%
Budget Group, Inc. (a) ......................       1,341,800          9,476,462
Dollar Thrifty Automotive
   Group, Inc. (a) ..........................         737,400         15,254,962
Group 1 Automotive, Inc. (a) ................       1,517,100         27,781,894
Monaco Coach Corp. (a) ......................       1,560,712         38,042,355
                                                                  --------------
                                                                      90,555,673
                                                                  --------------

TEXTILE PRODUCTS-1.4%
K-Swiss, Inc. ...............................         651,500         20,562,969
                                                                  --------------
                                                                     111,118,642
                                                                  --------------

CAPITAL GOODS-5.8%
MACHINERY-1.7%
United Rentals, Inc. (a) ....................       1,124,800         24,464,400
                                                                  --------------

MISCELLANEOUS-4.1%
Applied Power, Inc. Cl.A ....................         583,700         17,729,888
Mohawk Industries, Inc. (a) .................       2,032,700         40,526,956
                                                                  --------------
                                                                      58,256,844
                                                                  --------------
                                                                      82,721,244
                                                                  --------------

ENERGY-3.4%
OIL - DOMESTIC-0.8%
Murphy Oil Corp. ............................         212,300         11,477,469
                                                                  --------------

OIL SERVICE-0.6%
Oceaneering International,
   Inc. (a) .................................         128,900          2,167,131
Santa Fe International Corp. ................         306,300          6,604,594
                                                                  --------------
                                                                       8,771,725
                                                                  --------------

PIPELINES-2.0%
Southern Union Co. ..........................       1,522,391         28,925,429
                                                                  --------------
                                                                      49,174,623
                                                                  --------------

PORTFOLIO OF INVESTMENTS (continued)                        Alliance Quasar Fund
================================================================================

Company                                                Shares              Value
--------------------------------------------------------------------------------

BUSINESS SERVICES-2.5%
PROFESSIONAL
   SERVICES-2.5%
Carey International, Inc. (a) ...............       1,447,200     $   36,180,000
                                                                  --------------

TRANSPORTATION-2.4%
SHIPPING-1.2%
Teekay Shipping Corp. .......................       1,133,700         17,714,062
                                                                  --------------

TRUCKING-1.2%
Consolidated Freightways
   Corp. (a) ................................       1,706,600         16,852,675
                                                                  --------------
                                                                      34,566,737
                                                                  --------------

UTILITIES-1.8%
TELEPHONE UTILITY-1.8%
Millicom International
   Cellular, SA
   (Luxembourg) (a) .........................         931,000         26,475,312
                                                                  --------------

CONSUMER STAPLES-1.1%
RETAIL - FOOD &
   DRUG-0.4%
Whole Foods Market, Inc. (a) ................         166,700          5,454,216
                                                                  --------------
MISCELLANEOUS-0.7%
FirstService Corp. (a) ......................         874,000         10,542,625
                                                                  --------------
                                                                      15,996,841
                                                                  --------------

MULTI-INDUSTRY
   COMPANIES-0.7%
Korn/Ferry International (a) ................         264,100          6,090,806
Playtex Products, Inc. (a) ..................         315,100          4,647,725
                                                                  --------------
                                                                      10,738,531
                                                                  --------------

TOTAL INVESTMENTS-97.1%
   (cost $1,412,771,791) ....................                      1,396,974,758
Other assets less
   liabilities-2.9% .........................                         41,024,023
                                                                  --------------

NET ASSETS-100% .............................                     $1,437,998,781
                                                                  ==============

--------------------------------------------------------------------------------

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999                                          Alliance Quasar Fund
================================================================================

ASSETS

   Investments in securities, at value (cost $1,412,771,791) ....................   $ 1,396,974,758
   Receivable for investment securities sold ....................................        47,911,044
   Receivable for capital stock sold ............................................        26,195,519
   Dividends receivable .........................................................         2,142,660
                                                                                    ---------------

   Total assets .................................................................     1,473,223,981
                                                                                    ---------------

LIABILITIES
   Due to Custodian .............................................................         5,718,191
   Payable for capital stock redeemed ...........................................        12,164,047
   Payable for investment securities purchased ..................................        12,010,918
   Advisory fee payable .........................................................         3,536,106
   Distribution fee payable .....................................................           767,342
   Accrued expenses .............................................................         1,028,596
                                                                                    ---------------
   Total liabilities ............................................................        35,225,200
                                                                                    ---------------
NET ASSETS ......................................................................   $ 1,437,998,781
                                                                                    ===============

COMPOSITION OF NET ASSETS
   Shares of capital stock, at par ..............................................   $       128,012
   Additional paid-in capital ...................................................     1,571,231,570
   Accumulated net investment loss ..............................................              (330)
   Accumulated net realized loss on investment transactions .....................      (117,562,163)
   Net unrealized depreciation of investments and other assets ..................       (15,798,308)
                                                                                    ---------------
                                                                                    $ 1,437,998,781
                                                                                    ===============

CALCULATION OF MAXIMUM OFFERING PRICE
   Class A Shares
   Net asset value and redemption price per share
      ($517,288,932 / 21,698,964) shares of capital stock issued and outstanding)            $23.84
   Sales charge -- 4.25% of public offering price ...............................              1.06
                                                                                             ------

   Maximum offering price .......................................................            $24.90
                                                                                             ======

   Class B Shares
   Net asset value and offering price per share
      ($587,918,453 / 27,572,202 shares of capital stock issued and outstanding)             $21.32
                                                                                             ======

   Class C Shares
   Net asset value and offering price per share
      ($168,120,092 / 7,877,406 shares of capital stock issued and outstanding) .            $21.34
                                                                                             ======

   Advisor Class Shares
   Net asset value, redemption and offering price per share
      ($164,671,304 / 6,857,580 shares of capital stock issued and outstanding) .            $24.01
                                                                                             ======

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 1999                               Alliance Quasar Fund
================================================================================

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $136,750) ...............   $  9,982,272
   Interest ............................................................      2,635,125    $  12,617,397
                                                                           ------------
EXPENSES
   Advisory fee ........................................................     16,461,584
   Distribution fee - Class A ..........................................      1,494,767
   Distribution fee - Class B ..........................................      6,637,963
   Distribution fee - Class C ..........................................      1,962,805
   Transfer agency .....................................................      5,289,767
   Printing ............................................................        885,456
   Custodian ...........................................................        263,524
   Audit and legal .....................................................        131,119
   Administrative ......................................................        122,000
   Taxes ...............................................................        114,188
   Registration ........................................................         86,142
   Directors' fees .....................................................         23,000
   Miscellaneous .......................................................         73,649
                                                                           ------------
   Total expenses ......................................................     33,545,964
   Less: expense offset arrangement (see Note B) .......................       (230,038)
                                                                           ------------
   Net expenses ........................................................                      33,315,926
                                                                                           -------------
   Net investment loss .................................................                     (20,698,529)
                                                                                           -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investment transactions ........................                    (106,576,025)
   Net change in unrealized depreciation of investments and other assets                     329,590,064
                                                                                           -------------
   Net gain on investments .............................................                     223,014,039
                                                                                           -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .............................                   $ 202,315,510
                                                                                           =============

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS                          Alliance Quasar Fund
================================================================================

                                                                  Year Ended         Year Ended
                                                                September 30,      September 30,
                                                                     1999               1998
                                                               ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss .....................................   $   (20,698,529)   $   (14,960,472)
   Net realized gain (loss) on investment transactions .....      (106,576,025)        79,606,746
   Net change in unrealized appreciation/depreciation
      of investments and other assets ......................       329,590,064       (516,425,096)
                                                               ---------------    ---------------
   Net increase (decrease) in net assets from operations ...       202,315,510       (451,778,822)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain on investments
      Class A ..............................................       (22,822,927)       (17,164,110)
      Class B ..............................................       (32,223,330)       (24,996,773)
      Class C ..............................................        (9,594,700)        (7,133,144)
      Advisor Class ........................................        (9,530,738)        (2,825,501)
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease) .................................      (167,508,661)       868,194,847
                                                               ---------------    ---------------
   Total increase (decrease) ...............................       (39,364,846)       364,296,497
NET ASSETS
   Beginning of year .......................................     1,477,363,627      1,113,067,130
                                                               ---------------    ---------------
   End of year .............................................   $ 1,437,998,781    $ 1,477,363,627
                                                               ===============    ===============

--------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 1999                                          Alliance Quasar Fund
================================================================================

NOTE A: Significant Accounting Policies

Alliance Quasar Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Securities traded in the over-the-counter market, including securities traded on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. Readily marketable debt securities are valued at the last sales price. Securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss,

                                                            Alliance Quasar Fund
================================================================================

resulted in a net increase in accumulated net investment loss and accumulated net realized loss on investment transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $122,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended September 30, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $3,055,959 for the year ended September 30, 1999.

In addition, for the year ended September 30, 1999, the Fund's expenses were reduced by $230,038 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $149,975 from the sales of Class A shares and $49,939, $2,587,993 and $144,996 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 1999.

Brokerage commissions paid on investment transactions for the year ended September 30, 1999 amounted to $4,958,576, of which $157,696 was paid to Donaldson, Lufkin & Jenrette Securities Corp., directly and none was paid to the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., affiliates of the Adviser.

--------------------------------------------------------------------------------

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $28,354,921 and $1,856,687 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,444,263,303 and $1,680,192,736, respectively, for the year ended September 30, 1999. There were no purchases or sales of U.S. government and government agency obligations for the year ended September 30, 1999.

At September 30, 1999, the cost of investments for federal income tax purposes was $1,435,021,378. Accordingly, gross unrealized appreciation of investments was $165,233,174 and gross unrealized

NOTES TO FINANCIAL STATEMENTS (continued)                   Alliance Quasar Fund
================================================================================

depreciation of investments was $203,279,794, resulting in net unrealized depreciation of $38,046,620.

At September 30, 1999, the Fund had a capital loss carryforward of $57,376,477 which expires in the year 2007.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $37,936,099 during the fiscal year 1999. To the extent that the carryover losses are used to offset future capital gain, it is probable that gain will not be distributed to shareholders.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 12,000,000,000 shares of $.002 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                   ---------------------------    ----------------------------------
                                              SHARES                            AMOUNT
                                   ---------------------------    ----------------------------------
                                    Year Ended     Year Ended       Year Ended          Year Ended
                                   September 30,  September 30,    September 30,       September 30,
                                       1999           1998             1999                1998
                                   ------------    -----------    ---------------    ---------------
Class A
Shares sold ....................     98,790,378     43,817,026    $ 2,400,686,846    $ 1,244,246,754
Shares issued in reinvestment of
   distributions ...............        905,363        571,457         20,225,926         15,988,123
Shares converted from Class B ..        207,656        165,256          5,081,272          4,647,898
Shares redeemed ................   (100,436,418)   (35,561,736)    (2,454,577,511)    (1,011,637,305)
                                   ------------    -----------    ---------------    ---------------
Net increase (decrease) ........       (533,021)     8,992,003    $   (28,583,467)   $   253,245,470
                                   ============    ===========    ===============    ===============
Class B
Shares sold ....................     10,825,928     18,286,351    $   234,278,096    $   482,762,932
Shares issued in reinvestment of
   distributions ...............      1,502,631        923,019         30,216,175         23,536,952
Shares converted to Class A ....       (230,997)      (181,899)        (5,081,272)        (4,647,898)
Shares redeemed ................    (15,515,244)    (6,112,452)      (336,327,068)      (154,925,238)
                                   ------------    -----------    ---------------    ---------------
Net increase (decrease) ........     (3,417,682)    12,915,019    $   (76,914,069)   $   346,726,748
                                   ============    ===========    ===============    ===============
Class C
Shares sold ....................     15,173,234     11,956,015    $   331,891,743    $   308,470,104
Shares issued in reinvestment of
   distributions ...............        445,616        260,405          8,970,452          6,642,958
Shares redeemed ................    (16,765,900)    (8,416,893)      (368,024,477)      (213,847,794)
                                   ------------    -----------    ---------------    ---------------
Net increase (decrease) ........     (1,147,050)     3,799,527    $   (27,162,282)   $   101,265,268
                                   ============    ===========    ===============    ===============
Advisor Class
Shares sold ....................     15,459,710      9,129,797    $   362,260,667    $   259,655,427
Shares issued in reinvestment of
   distributions ...............        413,259         95,462          9,281,785          2,676,749
Shares redeemed ................    (16,841,169)    (3,452,506)      (406,391,295)       (95,374,815)
                                   ------------    -----------    ---------------    ---------------
Net increase (decrease) ........       (968,200)     5,772,753    $   (34,848,843)   $   166,957,361
                                   ============    ===========    ===============    ===============

                                                            Alliance Quasar Fund
================================================================================

NOTE F: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 1999.

FINANCIAL HIGHLIGHTS                                        Alliance Quasar Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                            -----------------------------------------------------------------------
                                                                                           CLASS A
                                                            -----------------------------------------------------------------------
                                                                                   Year Ended September 30,
                                                            -----------------------------------------------------------------------
                                                               1999           1998           1997           1996          1995
                                                            ----------     ----------     ----------     ----------    ----------
Net asset value, beginning of year ...................        $22.27         $30.37         $27.92         $24.16        $22.65
                                                              ------         ------         ------         ------        ------
Income From Investment Operations
Net investment loss ..................................          (.22)(a)       (.17)(a)       (.24)(a)       (.25)         (.22)(a)
Net realized and unrealized gain (loss) on investment
   transactions ......................................          2.80          (6.70)          6.80           8.82          5.59
                                                              ------         ------         ------         ------        ------
Net increase (decrease) in net asset value from
   operations ........................................          2.58          (6.87)          6.56           8.57          5.37
                                                              ------         ------         ------         ------        ------
Less: Distributions
Distributions from net realized gains ................         (1.01)         (1.23)         (4.11)         (4.81)        (3.86)
                                                              ------         ------         ------         ------        ------
Net asset value, end of year .........................        $23.84         $22.27         $30.37         $27.92        $24.16
                                                              ======         ======         ======         ======        ======
Total Return
Total investment return based on net asset value (b) .         11.89%        (23.45)%        27.81%         42.42%        30.73%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............      $517,289       $495,070       $402,081       $229,798      $146,663
Ratio of expenses to average net assets ..............          1.69%(c)       1.61%(c)       1.67%          1.79%         1.83%
Ratio of net investment loss to average net assets ...          (.90)%         (.59)%         (.91)%        (1.11)%       (1.06)%
Portfolio turnover rate ..............................            91%           109%           135%           168%          160%

--------------------------------------------------------------------------------

See footnote summary on page 19.

                                                            Alliance Quasar Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                            -----------------------------------------------------------------------
                                                                                           CLASS B
                                                            -----------------------------------------------------------------------
                                                                                   Year Ended September 30,
                                                            -----------------------------------------------------------------------
                                                               1999           1998           1997           1996          1995
                                                            ----------     ----------     ----------     ----------    ----------
Net asset value, beginning of year ...................        $20.17         $27.83         $26.13         $23.03       $21.92
                                                              ------         ------         ------         ------       ------
Income From Investment Operations
Net investment loss ..................................          (.37)(a)       (.36)(a)       (.42)(a)       (.20)        (.37)(a)
Net realized and unrealized gain (loss) on investment
   transactions ......................................          2.53          (6.07)          6.23           8.11         5.34
                                                              ------         ------         ------         ------       ------
Net increase (decrease) in net asset value from
   operations ........................................          2.16          (6.43)          5.81           7.91         4.97
                                                              ------         ------         ------         ------       ------
Less: Distributions
Distributions from net realized gains ................         (1.01)         (1.23)         (4.11)         (4.81)       (3.86)
                                                              ------         ------         ------         ------       ------
Net asset value, end of year .........................        $21.32         $20.17         $27.83         $26.13       $23.03
                                                              ======         ======         ======         ======       ======
Total Return
Total investment return based on net asset value (b) .         11.01%        (24.03)%        26.70%         41.48%       29.78%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............      $587,919       $625,147       $503,037       $112,490      $16,604
Ratio of expenses to average net assets ..............          2.46%(c)       2.39%(c)       2.51%          2.62%        2.65%
Ratio of net investment loss to average net assets ...         (1.68)%        (1.36)%        (1.73)%        (1.96)%      (1.88)%
Portfolio turnover rate ..............................            91%           109%           135%           168%         160%

--------------------------------------------------------------------------------

See footnote summary on page 19.

FINANCIAL HIGHLIGHTS (continued)                            Alliance Quasar Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                            -----------------------------------------------------------------------
                                                                                           CLASS C
                                                            -----------------------------------------------------------------------
                                                                                   Year Ended September 30,
                                                            -----------------------------------------------------------------------
                                                               1999           1998           1997           1996          1995
                                                            ----------     ----------     ----------     ----------    ----------
Net asset value, beginning of year ...................        $20.18         $27.85         $26.14        $23.05       $21.92
                                                              ------         ------         ------        ------       ------
Income From Investment Operations
Net investment loss ..................................          (.36)(a)       (.35)(a)       (.42)(a)      (.20)        (.37)(a)
Net realized and unrealized gain (loss) on investment
   transactions ......................................          2.53          (6.09)          6.24          8.10         5.36
                                                              ------         ------         ------        ------       ------
Net increase (decrease) in net asset value from
   operations ........................................          2.17          (6.44)          5.82          7.90         4.99
                                                              ------         ------         ------        ------       ------
Less: Distributions
Distributions from net realized gains ................         (1.01)         (1.23)         (4.11)        (4.81)       (3.86)
                                                              ------         ------         ------        ------       ------
Net asset value, end of year .........................        $21.34         $20.18         $27.85        $26.14       $23.05
                                                              ======         ======         ======        ======       ======
Total Return
Total investment return based on net asset value (b) .         11.05%        (24.05)%        26.74%        41.46%       29.87%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............      $168,120       $182,110       $145,494       $28,541       $1,611
Ratio of expenses to average net assets ..............          2.45%(c)       2.38%(c)       2.50%         2.61%        2.64%
Ratio of net investment loss to average net assets ...         (1.66)%        (1.35)%        (1.72)%       (1.94)%      (1.76)%
Portfolio turnover rate ..............................            91%           109%           135%          168%         160%

--------------------------------------------------------------------------------

See footnote summary on page 19.

                                                            Alliance Quasar Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             ------------------------------------------------
                                                                             ADVISOR CLASS
                                                             ------------------------------------------------
                                                                                                  October 2,
                                                                                                   1996(d)
                                                             Year Ended September 30,                to
                                                             ------------------------           September 30,
                                                              1999               1998               1997
                                                             ------             ------             ------
Net asset value, beginning of period ................        $22.37             $30.42             $27.82
                                                             ------             ------             ------
Income from Investment Operations
Net investment loss (a) .............................          (.15)              (.09)              (.17)
Net realized and unrealized gain (loss) on investment
   transactions .....................................          2.80              (6.73)              6.88
                                                             ------             ------             ------
Net increase (decrease) in net asset value from
   operations .......................................          2.65              (6.82)              6.71
                                                             ------             ------             ------
Less: Distributions
Distributions from net realized gains ...............         (1.01)             (1.23)             (4.11)
                                                             ------             ------             ------
Net asset value, end of period ......................        $24.01             $22.37             $30.42
                                                             ======             ======             ======
Total Return
Total investment return based on net asset value (b)          12.16%            (23.24)%            28.47%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........      $164,671           $175,037            $62,455
Ratio of expenses to average net assets .............          1.42%(c)           1.38%(c)           1.58%(e)
Ratio of net investment loss to average net assets ..          (.62)%             (.32)%             (.74)%(e)
Portfolio turnover rate .............................            91%               109%               135%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended September 30, 1999, and the year ended September 30, 1998, the ratios of expenses to average net assets were 1.68% and 1.60% for Class A shares, 2.45% and 2.38% for Class B shares, 2.44% and 2.37% for Class C shares and 1.41% and 1.37% for Advisor Class shares, respectively.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                        Alliance Quasar Fund
================================================================================

To the Shareholders and Board of Directors Alliance Quasar Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Quasar Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Quasar Fund, Inc. at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

New York, New York
November 2, 1999

FEDERAL INCOME TAX INFORMATION (unaudited)
================================================================================

In order to meet certain requirements of the Internal Revenue Code we are advising you that $60,952,977 of the capital gain distributions paid by the Fund during the fiscal year September 30, 1999 are subject to a maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2000.

                                                            Alliance Quasar Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Alden M. Stewart, President
Kathleen A. Corbet, Senior Vice President
Randall E. Haase, Senior Vice President
Thomas J. Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

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

THE ALLIANCE FAMILY OF MUTUAL FUNDS
================================================================================

Fixed Income

Alliance Bond Fund
      U.S. Government Portfolio
      Corporate Bond Portfolio
      Quality Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

Tax-Free Income

Alliance Municipal Income Fund
      California Portfolio
      Insured California Portfolio
      Insured National Portfolio
      National Portfolio
      New York Portfolio
Alliance Municipal Income Fund II
      Arizona Portfolio
      Florida Portfolio
      Massachusetts Portfolio
      Michigan Portfolio
      Minnesota Portfolio
      New Jersey Portfolio
      Ohio Portfolio
      Pennsylvania Portfolio
      Virginia Portfolio

Money Market

AFD Exchange Reserves

Growth

The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

Growth & Income

Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

Aggressive Growth

Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

International

Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

Institutional

Premier Growth
Quasar
Real Estate Investment

Closed-End Funds

Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund The Korean Investment Fund
The Spain Fund The Southern Africa Fund

Cash Management Services

Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
      Prime Portfolio
      Government Portfolio
      Tax-Free Portfolio
      Treasury Portfolio
      Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
      California Portfolio
      Connecticut Portfolio
      Florida Portfolio
      General Portfolio
      Massachusetts Portfolio
      New Jersey Portfolio
      New York Portfolio
      Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
      Prime Portfolio
      General Municipal Portfolio
      Government Portfolio

                                                                 ---------------
ALLIANCE QUASAR FUND                                                BULK RATE
1345 Avenue of the Americas                                       U.S. POSTAGE
New York, NY 10105                                                    PAID
(800) 221-5672                                                    New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

Alliance Capital [LOGO](R)

This report is intended solely for distribution to current shareholders of the Fund.

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

QSRAR999